EXHIBIT 99.7

                             LASERSIGHT INCORPORATED

                 FORM OF CERTIFICATE OF DESIGNATION, PREFERENCES

                AND RIGHTS OF SERIES G CONVERTIBLE PARTICIPATING

                                 PREFERRED STOCK



         LaserSight Incorporated, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that, pursuant to the authority confirmed upon the Board of Directors by the Certificate of Incorporation of the Corporation, as amended and restated, the Board of Directors on June 29, 2001, adopted the following resolution creating a series of ____________ shares of Preferred Stock designated as Series G Convertible Participating Preferred Stock with a face amount of $________ per share:

         RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Corporation's Certificate of Incorporation, as amended and restated, a series of Preferred Stock of the Corporation be and it hereby is created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

         1.  Designation and Number.
             ----------------------

             (a) There is hereby designated a series of Preferred Stock to be known as "Series G Convertible Participating Preferred Stock." The number of shares constituting the Series G Convertible Participating Preferred Stock (the "Series G Preferred Stock") shall be __________, which number may not be increased without the approval of the holders of a majority of the then outstanding shares of the Series G Preferred Stock.

             (b) The Series G Preferred Stock shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, (i) rank senior to the Common Stock, par value $.001 per share, of the Corporation (the "Common Stock"), (ii) senior to any capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series G Preferred Stock (the "Junior Stock"), (iii) pari passu with the Corporation's Series F Convertible Participating Preferred Stock (the "Series F Preferred Stock") and pari passu with any class or series of capital stock of the Corporation hereafter created specifically ranking, by its terms, on parity with the Series G Preferred Stock (the "Pari Passu Stock"), and (iv) junior to any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of a majority of all shares of Series G Preferred Stock outstanding on the date of such creation) specifically ranking, by its terms, senior to the Preferred Stock (the "Senior Stock").

         2.  Dividends. The holders of the Series G Preferred Stock shall be
             ---------
entitled to such dividends paid and distributions made to the holders of Common

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Stock to the same extent as if the holders of the Series G Preferred Stock had converted their shares of Series G Preferred Stock pursuant to the provisions of
Section 6 and had been issued such Common Stock on the day before the record date for said dividend or distribution, provided that the holders of the Series G Preferred Stock will not receive dividends or distributions which are payable in Common Stock. Payments under the preceding sentence shall be made concurrently with dividends and distributions to the holders of Common Stock.

         3.  Voting Rights. The holders of the Series G Preferred Stock,
             -------------
by virtue of their ownership thereof, will not have any voting rights, except as otherwise provided in Section 9 or as required by the Delaware General Corporation Law (the "General Corporation Law").

         To the extent that under the General Corporation Law the vote of the holders of the Series G Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series G Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of the holders of at least a majority of the shares of the Series G Preferred Stock (except as otherwise may be required under the General Corporation Law) shall constitute the approval of such action by the class.

         4.  No Reissuance of Shares. Shares of Series G Preferred Stock
             -----------------------
converted, purchased, or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the conversion, purchase or acquisition thereof. None of such shares of Series G Preferred Stock shall be reissued by the Corporation.

         5.  Liquidation, Dissolution or Winding Up.
             =-------------------------------------

             (a) In the event of any voluntary or involuntary liquidation, distribution of assets (other than the payment of dividends), dissolution or winding up of the Corporation (each, a "Liquidation"), the assets of the Corporation available for distribution to the Corporation's stockholders shall be paid or distributed in the following order: (i) first to satisfy all required payments to holders of Senior Stock, (ii) second to pay the holders of the Series G Preferred Stock the Preferred Amount Per Share (as defined in Section
11) and satisfy all required payments to the holders of Pari Passu Stock, and
(iii) third to satisfy any required payments to holders of Junior Stock. If, upon any such Liquidation, whether voluntary or involuntary, the assets to be distributed to the holders of the Series G Preferred Stock and holders of Pari Passu Stock shall be insufficient to permit payment of the full amount required to be paid to the holders of the Series G Preferred Stock and holders of Pari Passu Stock, then the entire assets of the Corporation to be distributed among the holders of the Series G Preferred Stock and the holders of Pari Passu Stock shall be distributed ratably among such holders.

             (b) Upon the completion of the distribution required by Section 5(a), the remaining assets of the Corporation available for distribution to shareholders shall be distributed among the holders of the Senior Stock, Series G Preferred Stock, Pari Passu Stock and Junior Stock based on the number of shares of Common Stock held by each (assuming conversion of all such Senior Stock, Series G Preferred Stock, Pari Passu Stock and Junior Stock at the then effective conversion price of each such security).

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             (c)  After the payment to the holders of shares of the Series G
Preferred Stock and Pari Passu Stock of the full amount of any liquidating distribution to which they are entitled under this Section 5, the holders of the Series G Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

         6.  Conversion.
             ----------

             (a) Each holder of Series G Preferred Stock may, at any time and from time to time, convert each of such holder's shares of Series G Preferred Stock into a number of shares of Common Stock, equal to the quotient of the Preferred Amount Per Share divided by the Conversion Price (such quotient being referred to herein as the "Conversion Ratio"); provided, however, if a holder of Series G Preferred Stock is also a holder of Series F Preferred Stock, then prior to converting such holder's shares of Series G Preferred Stock, such holder must convert all shares of Series F Preferred Stock then held by such holder, provided, further, in no event shall the Corporation honor any request by such holder, nor shall such holder be entitled, to convert shares of Series G Preferred Stock in excess of that number of shares Series G Preferred Stock which, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion, provided, further, that a holder may elect to waive this restriction upon not less than sixty-one (61) days prior written notice to the Corporation; provided further that this restriction shall not preclude the Corporation from issuing, or a holder from being entitled to, shares in connection with the conversion of shares of Series G Preferred Stock in accordance with Section 10. For purposes of this paragraph "beneficial ownership" shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of determining whether the limitations set forth in this paragraph will be triggered by a holder's request to convert shares of Series G Preferred Stock, the Corporation shall be permitted to rely exclusively on such holder's most recent filings with the Securities and Exchange Commission or such written representations as may be given by such holder at the time such holder requests conversion.

             (b) In order for a holder of Series G Preferred Stock to effect a conversion of Series G Preferred Stock into shares of Common Stock such holder shall: (i) fax a copy of the fully executed notice of conversion in the form of Exhibit A hereto ("Notice of Conversion") to the Corporation, and (ii) surrender or cause to be surrendered the certificates representing the Series G Preferred Stock being converted accompanied by duly executed stock powers and the original executed version of the Notice of Conversion as soon as practicable thereafter.

             (c) Within five business days after the Corporation's receipt of a Notice of Conversion, the Corporation shall require the Corporation's transfer agent to promptly issue and deliver to the holder of Series G Preferred Stock who provided the Notice of Conversion (i) that number of shares of Common Stock issuable upon conversion of such shares of Series G Preferred Stock being converted, and (ii) a certificate representing the number of shares of Series G Preferred Stock not being converted, if any. If within seven days after the Corporation's receipt of a Notice of Conversion (the "Delivery Period") the Corporation fails to issue to a holder of Series G Preferred Stock a certificate for the number of shares of Common Stock to which such holder is entitled in accordance with paragraph 3(a) above upon such holder's conversion of shares of Series G Preferred Stock, and after the applicable Delivery Period with respect to such conversion, such holder purchases shares of Common Stock to make delivery in satisfaction of a sale by such holder of the shares of Common Stock

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(the "Sold Shares") which such holder was entitled to upon such conversion (a
"Buy-In"), the Corporation shall pay such holder the amount by which (x) such holder's total purchase price for the shares of Common Stock so purchased exceeds (y) the net proceeds received by such holder from the sale of the Sold Shares; provided, that such purchase and sale must be effected in a commercially reasonable manner under the circumstances then facing holder. For example, if a holder of Series G Preferred Stock purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to shares of Common Stock it sold for $10,000, the Corporation will be required to pay such holder $1,000. A holder of Series G Preferred Stock shall provide the Corporation written notification indicating any amounts payable to such holder pursuant to this paragraph.

             (d) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Series G Preferred Stock, free from any preemptive rights, such number of its authorized but unissued shares of Common Stock as will from time to time be necessary to permit the conversion of all outstanding shares of Series G Preferred Stock into shares of Common Stock, and shall take all action required to increase the authorized number of shares of Common Stock if necessary to permit the conversion of all outstanding shares of Series G Preferred Stock.

             (e) The Conversion Price shall be subject to adjustment from time to time as follows:

                  (i) In case the Corporation shall at any time or from time to time after the date hereof (A) pay any dividend, or make any distribution, on the outstanding shares of Common Stock in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of the shares of Common Stock any shares of capital stock of the Corporation, then, and in each such case, the Conversion Price in effect on the record date therefor, if applicable, or the effective date thereof, whichever is earlier, shall be adjusted so that the holder of any shares of Series G Preferred Stock thereafter convertible into Common Stock pursuant to this Certificate of Designation shall be entitled to receive the number and type of shares of Common Stock or other securities of the Corporation which such holder would have owned or have been entitled to receive after the happening of any of the events described above, had such shares of Series G Preferred Stock been converted into Common Stock immediately prior to the happening of such event or the record date therefor, as applicable. An adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, or (y) in the case of such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective.

                  (ii) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution and shall thereafter, and before such dividend or distribution is paid or delivered to stockholders entitled thereto, legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Conversion Price then in effect shall be made by reason of the taking of such record, and any such adjustment previously made as a result of the taking of such record shall be reversed.

             (f) The issuance of certificates for shares of Common Stock upon conversion of the Series G Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the

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Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series G Preferred Stock which is being converted.

             (g) The Corporation will at no time close its transfer books against the transfer of any Series G Preferred Stock, or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series G Preferred Stock in any manner which interferes with the timely conversion of such Series G Preferred Stock, except as may otherwise be required to comply with applicable securities laws.

             (h) As used in this paragraph 6, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, as constituted on the date of filing of this Certificate of Designation, and shall also include any capital stock of any class of the Corporation thereafter authorized which shall neither be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends nor be entitled to a preference in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, provided that the shares of Common Stock receivable upon conversion of shares of Series G Preferred Stock shall include only shares designated as Common Stock of the Corporation on the date of filing of this instrument, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets to be issued in exchange for such Common Stock pursuant thereto.

             (i) In the case of a proposed reorganization of the Corporation or a proposed reclassification or recapitalization of the capital stock of the Corporation (except a transaction for which provision for adjustment is otherwise made in this Section 6), each share of Series G Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series G Preferred Stock would have been entitled upon such reorganization, reclassification or recapitalization; and, in any such case, appropriate adjustment (as determined in the reasonable discretion of the Corporation's Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series G Preferred Stock.

             (j) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series G Preferred Stock. If more than one share of Series G Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series G Preferred Stock so surrendered.

         7.  Reports as to Adjustment. Upon any adjustment of the Conversion
             ------------------------
Price pursuant to the provisions of Section 6, then, and in each such case, the Corporation shall within 30 days after the occurrence of the event creating such adjustment, deliver to each of the holders of the Series G Preferred Stock and the Common Stock, a certificate signed by an officer of the Corporation setting forth in reasonable detail the event requiring the adjustment, the method by which such adjustment was calculated and the Conversion Price in effect following such adjustment.

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         8.  Certain  Covenants.  Any  registered  holder of Series G  Preferred
             ------------------
Stock may proceed to protect and enforce its rights and the rights of any other holders of Series G Preferred Stock with any and all remedies available at law or in equity.

         9.  Protective Provisions. So long as shares of Series G Preferred
             ---------------------
Stock are outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series G Preferred Stock:

             (a) alter or change the rights, preference or privileges of the shares of Series G Preferred Stock or otherwise amend this Certificate of Designation or the Amended and Restated Certificate of Incorporation of the Corporation so as to affect adversely the shares of Series G Preferred Stock; or

             (b) increase the authorized number of shares of Series G Preferred Stock or issue additional shares of Series G Preferred Stock.

        10.  Conversion at Maturity. Each share of Series G Preferred Stock
             ----------------------
outstanding on the third anniversary of the Issue Date shall automatically be converted into shares of Common Stock in accordance with the terms of Section 6 utilizing the Conversion Ratio then in effect.

        11.  Definitions.  In addition to any other terms  defined  herein,  for
             ----------
purposes of this Certificate of Designation, the following terms shall have the meanings indicated:

             "Conversion Price," determined as of any date, shall initially equal $______ and shall be subject to adjustment as provided in paragraph (e) of
Section 6.

             The term "distribution" shall include the transfer of cash or property to the holders of a class of capital stock of the Corporation, without consideration, whether by way of dividend or otherwise (except a dividend in shares of such class of stock). The time of any distribution by way of dividends shall be the date of declaration thereof.

             "Issue Date" shall mean the date the Corporation first issues a share of Series G Preferred Stock.

             "Person" shall mean any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of such entity.

             "Preferred Amount Per Share" shall mean, with respect to each share of Series G Preferred Stock, $_______ (as adjusted to reflect stock dividends, stock splits, subdivisions, reclassifications or combinations occurring after the Issue Date).

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         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed this ____ day of _____, 2001.

                         LASERSIGHT INCORPORATED



                                     By:
                                         ---------------------------------------
                                          Michael R. Farris
                                          President and Chief Executive Officer

ATTEST:



-------------------------------------
Billie R. Barnes
Assistant Secretary






























              SIGNATURE PAGE TO SERIES G CERTIFICATE OF DESIGNATION


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                                    EXHIBIT A


                              NOTICE OF CONVERSION


As of the date written below, the undersigned hereby irrevocably elects to convert (the "Conversion") _______ shares of the Series G Convertible Preferred Stock (the "Series G Preferred Stock") into shares of common stock, $.001 par value ("Common Stock") of LaserSight Incorporated (the "Corporation") according to the conditions of the Certificate of Designation, Preferences and Rights of Series G Convertible Preferred Stock of the Corporation.

The undersigned covenants that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of this Series G Preferred Stock shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Act"), or pursuant to an exemption from registration under the Act.

In the event of partial exercise, please reissue an appropriate Series G Preferred Stock certificate(s) for the shares of Series G Preferred Stock which shall not have been converted.


                      Date of Conversion:
                                         ---------------------------------------

                      Applicable Conversion Price:
                                                  ------------------------------

                      Number of Shares of
                      Common Stock to be Issued:
                                                  ------------------------------

                      Signature:
                                 -----------------------------------------------

                      Name:
                            ----------------------------------------------------

                      Address:
                            ----------------------------------------------------

                            ----------------------------------------------------